EXHIBIT 99.1


--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              New Issue Term Sheet

                            $52,046,000 (approximate)

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             Securitized Asset Backed Receivables LLC Trust 2004-DO2
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                        Decision One Mortgage Company LLC
                                   Originator

                       Countrywide Home Loans Servicing LP
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2004-DO2


--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group                                                                     September 14, 2004
Securities Asset Backed Securities LLC Trust 2004-D02
------------------------------------------------------------------------------------------------------------------------------------
Transaction Summary
------------------------------------------------------------------------------------------------------------------------------------
                      Expected Ratings                        Avg. Life to     Mod. Dur. to                          Initial Credit
           Expected     (S&P/Moody's/              Interest      Call/            Call/          Payment Window to     Enhancement
Class    Amount(1)         Fitch)        Index       Type    Mty(yrs)(2)(3)    Mty(2)(3)(4)        Call/Mty(2)(3)        Level(5)
------------------------------------------------------------------------------------------------------------------------------------
 A-1                                          ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
 A-2     $19,475,000     AAA/Aaa/AAA      1mL      Floating   2.75 / 3.00      2.62 / 2.83        10/04 - 08/12 /        16.75%
                                                                                                   10/04 - 03/22
------------------------------------------------------------------------------------------------------------------------------------
 M-1     $12,355,000     AA+/Aa2/AA       1mL      Floating   5.26 / 5.80      4.91 / 5.34        12/07 - 08/12 /        11.25%
                                                                                                   12/07 - 10/18
------------------------------------------------------------------------------------------------------------------------------------
 M-2     $10,108,000      AA/A2/A+        1mL      Floating   5.24 / 5.71      4.81 / 5.17        11/07 - 08/12 /         6.75%
                                                                                                   11/07 - 07/17
------------------------------------------------------------------------------------------------------------------------------------
 M-3      $3,145,000      AA-/A3/A        1mL      Floating   5.23 / 5.61      4.78 / 5.07        10/07 - 08/12 /         5.35%
                                                                                                   10/07 - 11/15
------------------------------------------------------------------------------------------------------------------------------------
 B-1      $2,471,000     A+/Baa1/A-       1mL      Floating   5.22 / 5.53      4.70 / 4.94        10/07 - 08/12 /         4.25%
                                                                                                   10/07 - 02/15
------------------------------------------------------------------------------------------------------------------------------------
 B-2      $2,246,000     A/Baa2/BBB       1mL      Floating   5.22 / 5.43      4.69 / 4.85        10/07 - 08/12 /         3.25%
                                                                                                   10/07 - 05/14
------------------------------------------------------------------------------------------------------------------------------------
 B-3      $2,246,000   BBB+/Baa3/BBB-     1mL      Floating   5.21 / 5.27      4.44 / 4.48        10/07 - 08/12 /         2.25%
                                                                                                   10/07 - 06/13
------------------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a variance of plus or minus 5%.
(2)  Pricing will assume the 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
(4)  Assumes pricing at par.
(5)  Includes 2.25% overcollateralization.

The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.
PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms

Issuer:                         Securitized Asset Backed Receivables  LLC Trust
                                2004-DO2
Depositor:                      Securitized Asset Backed Receivables LLC
Originator:                     Decision One Mortgage Company LLC
Servicer:                       Countrywide Home Loans Servicing LP
Trustee:                        Wells Fargo Bank, N.A.
Lead Manager:                   Barclays Capital Inc.
Co-Manager:                     Countrywide Securities Corporation
Rating Agencies:                S&P/Moody's/Fitch
Offered Certificates:           Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                                certificates

Summary of Terms (cont'd)

LIBOR Certificates:             The Class A-1 certificates and the Offered
                                Certificates

Expected Closing Date:          September 29, 2004

Delivery:                       DTC, Euroclear and Clearstream.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------
Distribution Dates:             The 25th of each month, or if such day is not a
                                business day, on the next business day,
                                beginning in October 2004.

Final Scheduled                 The Distribution Date occurring in September
Distribution Date:              2034.

Due Period:                     With respect to any Distribution Date, the
                                period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:              With respect to any Distribution Date, the
                                period commencing on the 16th day of the month preceding the month in which such Distribution
                                Date occurs (or in the case of the first
                                Distribution Date, commencing on the Cut-off
                                Date), and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period:        With respect to any Distribution Date, the
                                period commencing on the immediately preceding
                                Distribution Date (or, for the initial
                                Distribution Date, the Closing Date) and ending on the day immediately preceding the current
                                Distribution Date.

Accrued Interest:               The price to be paid by investors for the
                                offered certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:             Actual/360.

Interest Payment Delay:         Zero days.

Cut-off Date:                   September 1, 2004

Tax Status:                     The Offered Certificates will be treated as
                                "regular interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:              Subject to the considerations detailed
                                in the Prospectus, all Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:              The Class A-2 and Class M-1 certificates
                                are expected to constitute "mortgage related
                                securities" for purposes of SMMEA. The remaining
                                offered certificates, the Class M-2, Class M-3,
                                Class B-1, Class B-2 and Class B-3 certificates
                                are not expected to constitute "mortgage related
                                securities" for purposes of SMMEA.
--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Mortgage Loans:                 The mortgage loans to be included in the trust
                                will be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Decision One Mortgage Company LLC or its affiliates. On the Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $224,630,392. Approximately 84.00% of the mortgage loans are adjustable-rate mortgage loans and approximately 16.00% are fixed-rate mortgage loans. All of the mortgage loans are first-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off
                                Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, and with the exception of 30- to 59-days delinquencies comprising 0.78% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:         Approximately $201 million of mortgage loans
                                that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie
                                Mac and Fannie Mae.

Group II Mortgage Loans:        Approximately $23 million of mortgage loans that
                                predominantly have original principal balances that do not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer Advances:      The Servicer will be obligated to advance its
                                own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable servicer determination date. Advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Pricing Prepayment Speed:       Fixed Rate Mortgage Loans: CPR starting at
                                approximately 1.533% CPR in month 1 and
                                increasing to 23% CPR in month 15 (23%/15
                                increase for each month), and remaining at 23%
                                CPR thereafter.

                                ARM Mortgage Loans: 25% CPR.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------
Summary of Terms (cont'd)

Credit Enhancement:             The credit enhancement provided for the benefit
                                of the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement              For any Distribution Date, the percentage
Percentage:                     obtained by dividing (x) the sum of (i) the
                                aggregate Class Certificate Balances of the Class M and Class B certificates and (ii) the
                                Subordinated Amount (in each case after taking into account the distributions of the related
                                Principal Distribution Amount for that
                                Distribution Date) by (y) the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:                  The later to occur of:

                                (i) the earlier to occur of:
                                   (a) the Distribution Date in October 2007 and
                                   (b) the Distribution Date following the
                                       Distribution Date on which the aggregate
                                       Class Certificate Balances of the Class A certificates have been reduced to zero; and

                                (ii)    the first Distribution Date on which the
                                   Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 33.50%).

Trigger Event:                  Either a Cumulative Loss Trigger Event or a
                                Delinquency Trigger Event.

Delinquency Trigger Event:      With respect to any Distribution Date,
                                means the circumstances in which the quotient
                                (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 41.50% of the prior period's Senior Enhancement
                                Percentage.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Cumulative Loss Trigger         With respect to any Distribution Date after
Event:                          September 2007, the circumstances in which the
                                aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate
                                Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.


                                Distribution Date Occurring in       Loss Percentage
                                ------------------------------       ---------------
                                October 2007 through September 2008  3.250% for the first month, plus an additional 1/12th of 1.750%
                                                                     for each month thereafter (e.g., 4.125% in April 2008)
                                October 2008 through September 2009  5.000% for the first month, plus an additional 1/12th of 1.250%
                                                                     for each month thereafter (e.g., 5.625% in April 2009)
                                October 2009 through September 2010  6.250% for the first month, plus an additional 1/12th of 0.500%
                                                                     for each month thereafter (e.g., 6.500% in April 2010)
                                October 2010 and thereafter          6.750%












Credit Enhancement              Initial Credit Enhancement                  Target Credit Enhancement
Percentage:                     Class A: 16.75%                             Class A: 33.50%
                                Class M-1: 11.25%                           Class M -1: 22.50%
                                Class M-2: 6.75%                            Class M -2: 13.50%
                                Class M-3: 5.35%                            Class M -3: 10.70%
                                Class B-1: 4.25%                            Class B-1: 8.50%
                                Class B-2: 3.25%                            Class B-2: 6.50%
                                Class B-3: 2.25%                            Class B-3: 4.50%

Optional Clean-up Call:         The Servicer may, at its option,
                                purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

Step-up Coupons:                For all LIBOR Certificates the interest rate
                                will increase after the Optional Clean-up Call
                                date, should the call not be exercised. At that
                                time, the Class A fixed margin will be 2x the
                                initial fixed margin and the Class M and Class B
                                fixed margins will be 1.5x the initial margins.
--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class A-1 Pass-Through          The Class A-1 certificates will accrue interest
Rate:                           at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                                (ii) the Group I Loan Cap.

Class A-2 Pass-Through          The Class A-2 certificates will accrue interest
Rate:                           at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                                (ii) the Group II Loan Cap.

Class M-1 Pass-Through          The Class M-1 certificates will accrue interest
Rate:                           at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                                (ii) the Pool Cap.

Class M-2 Pass-Through          The Class M-2 certificates will accrue interest
Rate:                           at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable and
                                (ii) the Pool Cap.

Class M-3 Pass-Through          The Class M-3 certificates will accrue interest
Rate:                            at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                                (ii) the Pool Cap.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class B-1 Pass-Through          The Class B-1 certificates will accrue interest
Rate:                            at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                                (ii) the Pool Cap.

Class B-2 Pass-Through          The Class B-2 certificates will accrue interest
Rate:                            at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                                (ii) the Pool Cap.


Class B-3 Pass-Through          The Class B-3 certificates will accrue interest
Rate:                            at a per annum rate equal to the lesser of:
                                (i)  one-month LIBOR plus [___] bps ([___] bps
                                     after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                                (ii) the Pool Cap.


Group I Loan Cap:               Product of:
                                (i)      the weighted average of the mortgage
                                         rates for each group I mortgage loan
                                         (in each case, less the applicable
                                         Expense Fee Rate) then in effect on the
                                         beginning of the related Due Period and

                                (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:              Product of:
                                (i)      the weighted average of the mortgage
                                         rates for each group II mortgage loan
                                         (in each case, less the applicable
                                         Expense Fee Rate) then in effect on the
                                         beginning of the related Due Period and

                                (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Pool Cap:                       Product of:
                                (i)      the weighted average of (x) the
                                         mortgage rates for each group I
                                         mortgage loan (in each case, less the
                                         applicable Expense Fee Rate) and (y)
                                         the mortgage rates for each group II
                                         mortgage loan (in each case, less the
                                         applicable Expense Fee Rate) then in
                                         effect on the beginning of the related
                                         Due Period, in each case weighted on
                                         the basis of the related Group
                                         Subordinate Amount and

                                (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group Subordinate Amount:  For any Distribution Date,
                                (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such Distribution Date and

                                (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 certificates immediately prior to such Distribution Date.

Basis Risk Carry Forward        If on any Distribution Date  the sum of:
Amount:
                                (x) the excess of:
                                    (i)  the amount of interest that class of
                                         certificates would have been entitled
                                         to receive on that Distribution Date
                                         had the Pass-Through Rate not been
                                         subject to the Group I Loan Cap, the
                                         Group II Loan Cap or the Pool Cap, over

                                    (ii) the amount of interest that class of
                                         certificates received on that
                                         Distribution Date based on the Group I
                                         Loan Cap, the Group II Loan Cap, or the
                                         Pool Cap, as applicable, and

                                (y)the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Interest Distributions on       On each Distribution Date and after payments
the LIBOR Certificates:         of servicing and trustee fees and other
                                expenses, distributions from the Interest
                                Remittance Amount will be allocated as follows:

                              (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 certificates and second, to the Class A-2 certificates;
                              (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 certificates and second, to the Class A-1 certificates;
                              (iii)     to the Class M-1 certificates, its
                                        Accrued Certificate Interest;
                              (iv)      to the Class M-2 certificates, its
                                        Accrued Certificate Interest;
                              (v)       to the Class M-3 certificates, its
                                        Accrued Certificate Interest;
                              (vi)      to the Class B-1 certificates, its
                                        Accrued Certificate Interest;
                              (vii)     to the Class B-2 certificates, its
                                        Accrued Certificate Interest, and
                              (viii)    to the Class B-3 certificates, its
                                        Accrued Certificate Interest.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


Summary of Terms (cont'd)
Principal Distribution on       On each Distribution Date (a) prior to the
the LIBOR Certificates:         Stepdown Date or (b) on which a Trigger Event
                                is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                (i) to the Class A certificates, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;
                                (ii) to the Class M-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                (iii) to the Class M-2 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                (iv) to the Class M-3 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                (v) to the Class B-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;
                                (vi) to the Class B-2 certificates, until the Class Certificate Balance thereof has been reduced to zero; and
                                (vii) to the Class B-3 certificates, until the Class Certificate Balance thereof has been reduced to zero.

                                On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                (i) to the Class A certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;
                                (ii)    to the Class M-1 certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-1
                                        Principal Distribution Amount, until the
                                        Class Certificate Balance thereof has
                                        been reduced to zero;
                                (iii)   to the Class M-2 certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-2
                                        Principal Distribution Amount, until the
                                        Class Certificate Balance thereof has
                                        been reduced to zero;
                                (iv)    to the Class M-3 certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class M-3
                                        Principal Distribution Amount, until the
                                        Class Certificate Balance thereof has
                                        been reduced to zero;
                                (v)     to the Class B-1 certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-1
                                        Principal Distribution Amount, until the
                                        Class Certificate Balance thereof has
                                        been reduced to zero;

Summary of Terms (cont'd)

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Principal Distribution on       (vi)    to the Class B-2 certificates, the
the LIBOR Certificates(cont'd):         lesser of the remaining Principal
                                        Distribution Amount and the Class B-2
                                        Principal Distribution Amount, until the
                                        Class Certificate Balance thereof has
                                        been reduced to zero; and

                                (vii)   to the Class B-3 certificates, the
                                        lesser of the remaining Principal
                                        Distribution Amount and the Class B-3
                                        Principal Distribution Amount, until the
                                        Class Certificate Balance thereof has
                                        been reduced to zero.

Allocation of Principal         All principal distributions to the holders of
Payments to Class A             the Class A certificates on any Distribution
Certificates:                   Date will be allocated concurrently, between the
                                Class A-1 certificates and the Class A-2 certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each of those classes for that Distribution Date.
                                However, if the Class Certificate Balance of either class of Class A certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution
                                Dates, will be distributed to the holders of the other class of Class A certificates remaining outstanding, in accordance with the principal distribution allocations described in this paragraph, until their Class Certificate Balance has been reduced to zero. Any distributions of principal to the Class A-1 certificates will be made first from payments relating to the Group I
                                Mortgage Loans, and any distributions of principal to the Class A-2 certificates will be made first from payments relating to the Group
                                II Mortgage Loans.

Cap Provider:                   Barclays Bank PLC, as Cap Provider, is a bank
                                authorized and regulated by the United Kingdom's
                                Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays Bank
                                PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Interest Rate Cap               The LIBOR Certificates (other than the Class A-1
Agreements:                     certificates) will have the benefit of three
                                interest rate cap agreements provided by the Cap
                                Provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the Closing Date.

Class A-2 Interest Rate Cap:    The Class A-2 certificates will have the benefit
                                of an interest rate cap agreement (the "Class
                                A-2 Cap Agreement"), with an initial notional amount of $1,947,500 provided by the Cap
                                Provider. In connection with the first 33
                                Distribution Dates, the Cap Provider will be obligated under the Class A-2 Cap Agreement to pay to the trustee, for deposit into the Excess
                                Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate as of that Distribution Date and (ii) a cap ceiling rate of 9.64%, over a specified cap strike rate (ranging from 6.05% to 9.51%), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest
                                Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap
                                Provider's obligations under the Class A-2 Cap
                                Agreement will terminate following the
                                Distribution Date in June 2007.

Class M Interest Rate Cap:      The Class M certificates will have the benefit
                                of an interest rate cap agreement (the "Class M
                                Cap Agreement"), with an initial notional amount of $2,560,800 provided by the Cap Provider. In connection with the first 33 Distribution Dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current
                                1-month LIBOR rate and (ii) a cap ceiling rate of 8.56%, over a specified cap strike rate
                                (ranging from 5.29% to 7.92%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached
                                Interest Rate Cap Schedule for that Distribution
                                Date, based on an "actual/360" basis. The Cap
                                Provider's obligations under the Class M Cap
                                Agreement will terminate following the
                                Distribution Date in June 2007.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)
Class B Interest Rate Cap:      The Class B certificates will have the benefit
                                of an interest rate cap agreement (the "Class B
                                Cap Agreement"), with an initial notional amount of $696,300 provided by the Cap Provider. In connection with the first 33 Distribution Dates, the Cap Provider will be obligated under the Class B Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current
                                1-month LIBOR rate and (ii) a cap ceiling rate of 7.15%, over a specified cap strike rate
                                (ranging from 3.88% to 6.51%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached
                                Interest Rate Cap Schedule for that Distribution
                                Date, based on an "actual/360" basis. The Cap
                                Provider's obligations under the Class B Cap
                                Agreement will terminate following the
                                Distribution Date in June 2007.

Allocation of Net Monthly       For any Distribution Date, any Net Monthly
Excess Cash Flow:               Excess Cash Flow shall be paid as follows:

                                (a)to the holders of the Class M-1 certificates, any Unpaid Interest Amounts;
                                (b)to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount;
                                (c)to the holders of the Class M-2 certificates, any Unpaid Interest Amounts;
                                (d)to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount;
                                (e)to the holders of the Class M-3 certificates, any Unpaid Interest Amounts;
                                (f)to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount;
                                (g)to the holders of the Class B-1 certificates, any Unpaid Interest Amounts;
                                (h)to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount;
                                (i)to the holders of the Class B-2 certificates, any Unpaid Interest Amounts;
                                (j)to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount;
                                (k)to the holders of the Class B-3 certificates, any Unpaid Interest Amounts;
                                (l)to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount;
                                (m)to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Allocation of Net Monthly       (n) (i) from any Class A-2 Interest Rate Cap
Excess Cash Flow (cont'd):       Payment on deposit in the Excess Reserve Fund
                                 Account with respect to that Distribution Date,
                                an amount equal to any unpaid remaining Basis
                                Risk Carry Forward Amount with respect to the Class A-2 certificates for that Distribution
                                Date, allocated to the Class A-2 Certificates,
                                (ii) from any Class M Interest Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry
                                Forward Amount with respect to the Class M certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class
                                M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward
                                Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B
                                Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                                (o)from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates;

                                (p) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

                                (q) to the holders of the Class R certificates, any remaining amount.

Interest Remittance             With respect to any Distribution Date and the
Amount:                         mortgage loans in a loan group, that portion of
                                available funds attributable to interest relating to mortgage loans in that mortgage loan group.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)
Accrued Certificate             For each class of LIBOR Certificates on any
Interest:                       Distribution Date, the amount of interest
                                accrued during the related Interest Accrual
                                Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief
                                Act or any similar state statute.

Principal Distribution          For each Distribution Date will equal the sum
Amount:                         of (i) the Basic Principal Distribution Amount
                                for that Distribution Date and (ii) the Extra
                                Principal Distribution Amount for that
                                Distribution Date.

Basic Principal                 With respect to any Distribution Date, the
Distribution Amount:            excess of (i)the aggregate Principal Remittance
                                Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.

Net Monthly Excess Cash         Amount of available funds remaining after the
Flow:                           amount necessary to make all payments of
                                interest and principal to the LIBOR
                                certificates.

Extra Principal                 As of any Distribution Date, the lesser of (x)
Distribution Amount:            the related Total Monthly Excess Spread for that
                                Distribution Date and (y) the related
                                Subordination Deficiency, if any, for that Distribution Date.

Total Monthly Excess            As to any Distribution Date equals the excess,
Spread:                         if any, of (x) the interest on the mortgage
                                loans received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance
                                Date, net of the servicing fee and the trustee fee, over (y) the amounts paid to the classes of certificates.

Subordinated Amount:            With respect to any Distribution Date, the
                                excess, if any, of (a) the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date (after taking into account distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR
                                Certificates as of that date (after taking into account the distribution of the Principal
                                Remittance Amount on those certificates on that Distribution Date).

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------
Summary of Terms (cont'd)

Specified Subordinated Amount:  Prior to the Stepdown Date, an amount equal to 2.25% of the aggregate Stated Principal
                                Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 4.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated Amount:     With respect to any Distribution Date, the
                                excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified
                                Subordinated Amount.

Subordination Deficiency:       With respect to any Distribution Date,
                                the excess, if any, of (a) the Specified
                                Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.

Principal Remittance            With respect to any Distribution Date, to the
Amount:                         extent of funds available, the amount equal to
                                the sum of the following amounts (without duplication) with respect to the related Due
                                Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due
                                Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion allocable to principal of the proceeds from the repurchases of mortgage loans that are distributable on the current Distribution Date; (v) any funds allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date representing the difference between the unpaid principal amount of the substitute mortgage loan and the unpaid principal amount of the mortgage loan being substituted for; and (vi) the allocable portion of the proceeds allocable to principal received with respect to any Optional Clean-up Call.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class A Principal               For any Distribution Date is the percentage
Allocation Percentage:          equivalent of a fraction, determined as follows:
                                (1)     with respect to the Class A-1
                                        certificates, a fraction, the numerator
                                        of which is the portion of the Principal
                                        Remittance Amount for that Distribution
                                        Date that is attributable to the
                                        principal received or advanced on the
                                        Group I Mortgage Loans and the
                                        denominator of which is the Principal
                                        Remittance Amount for that Distribution
                                        Date; and
                                (2)     with respect to the Class A-2
                                        certificates, a fraction, the numerator
                                        of which is the portion of the Principal
                                        Remittance Amount for that Distribution
                                        Date that is attributable to the
                                        principal received or advanced on the
                                        Group II Mortgage Loans and the
                                        denominator of which is the Principal
                                        Remittance Amount for that Distribution
                                        Date.

Class A Principal               For any Distribution Date is the excess of (a)
Distribution Amount:            the aggregate Class Certificate Balance of the
                                Class A certificates immediately prior to that Distribution Date over (b) the lesser of (x) approximately 66.50% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,123,152.

Class M-1 Principal             With respect to any Distribution Date is the
Distribution Amount:            excess of (i) the sum of (a) the aggregate
                                Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                                Distribution Amount on that Distribution Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 77.50% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,123,152.

Class M-2 Principal             With respect to any Distribution Date is the
Distribution Amount:            excess of (i) the sum of (a) the aggregate
                                Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                                Distribution Amount on that Distribution Date),
                                (b) the Class Certificate Balance of the Class
                                M-1 certificates (after taking into account distribution of the Class M-1 Principal
                                Distribution Amount on that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 86.50% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,123,152.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class M-3 Principal             With respect to any Distribution Date is the
Distribution Amount:            excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date) and (d) the Class Certificate
                                Balance of the Class M-3 certificates
                                immediately prior to that Distribution Date over
                                (ii) the lesser of (a) approximately 89.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and
                                (b) the excess, if any, of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date over $1,123,152.

Class B-1 Principal             With respect to any Distribution Date is the
Distribution Amount:            excess of (i) the sum of (a) the aggregate
                                Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                                Distribution Amount on that Distribution Date),
                                (b) the Class Certificate Balance of the Class
                                M-1 certificates (after taking into account distribution of the Class M-1 Principal
                                Distribution Amount on that Distribution Date),
                                (c) the Class Certificate Balance of the Class
                                M-2 certificates (after taking into account distribution of the Class M-2 Principal
                                Distribution Amount on that Distribution Date),
                                (d) the Class Certificate Balance of the Class
                                M-3 certificates (after taking into account distribution of the Class M-3 Principal
                                Distribution Amount on that Distribution Date) and (e) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 91.50% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,123,152.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class B-2 Principal             With respect to any Distribution Date is the
Distribution Amount:            excess of (i) the sum of (a) the aggregate
                                Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                                Distribution Amount on that Distribution Date),
                                (b) the Class Certificate Balance of the Class
                                M-1 certificates (after taking into account distribution of the Class M-1 Principal
                                Distribution Amount on that Distribution Date),
                                (c) the Class Certificate Balance of the Class
                                M-2 certificates (after taking into account distribution of the Class M-2 Principal
                                Distribution Amount on that Distribution Date),
                                (d) the Class Certificate Balance of the Class
                                M-3 certificates (after taking into account distribution of the Class M-3 Principal
                                Distribution Amount on that Distribution Date),
                                (e) the Class Certificate Balance of the Class
                                B-1 certificates (after taking into account distribution of the Class B-1 Principal
                                Distribution Amount on that Distribution Date) and (f) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 93.50% of the aggregate Stated
                                Principal Balance of the mortgage loans on that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans on that Distribution Date over $1,123,152.

Class B-3 Principal             With respect to any Distribution Date is the
Distribution Amount:            excess of (i) the sum of (a) the aggregate Class
                                Certificate Balances of the Class A certificates
                                (after taking into account distribution of the Class A Principal Distribution Amount on that
                                Distribution Date), (b) the Class Certificate
                                Balance of the Class M-1 certificates (after taking into account distribution of the Class
                                M-1 Principal Distribution Amount on that
                                Distribution Date), (c) the Class Certificate
                                Balance of the Class M-2 certificates (after taking into account distribution of the Class
                                M-2 Principal Distribution Amount on that
                                Distribution Date), (d) the Class Certificate
                                Balance of the Class M-3 certificates (after taking into account distribution of the Class
                                M-3 Principal Distribution Amount on that
                                Distribution Date), (e) the Class Certificate
                                Balance of the Class B-1 certificates (after taking into account distribution of the Class
                                B-1 Principal Distribution Amount on that
                                Distribution Date), (f) the Class Certificate
                                Balance of the Class B-2 certificates (after taking into account distribution of the Class
                                B-2 Principal Distribution Amount on that
                                Distribution Date), and (g) the Class
                                Certificate Balance of the Class B-3
                                certificates immediately prior to that
                                Distribution Date over (ii) the lesser of (a) approximately 95.50% of the aggregate Stated
                                Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,123,152.

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

PPC (%)                                   50             75           100           125            150           175
A-2              WAL (yrs)                5.47           3.72         2.75          2.10           1.61          1.24
                 First Payment Date       10/25/2004     10/25/2004   10/25/2004    10/25/2004     10/25/2004    10/25/2004
                 Expected Final Maturity  2/25/2020      5/25/2015    8/ 25/2012    11/25/2010     9/ 25/2009    10/25/2008
                 Window                   1 - 185        1 - 128      1 - 95        1 - 74         1 - 60        1 - 49
M-1              WAL (yrs)                10.25          6.97         5.26          4.49           4.32          4.07
                 First Payment Date       8/25/2009      1/25/2008    12/25/2007    3/25/2008      6/ 25/2008    10/25/2008
                 Expected Final Maturity  2/25/2020      5/25/2015    8/ 25/2012    11/25/2010     9/ 25/2009    10/25/2008
                 Window                   59 - 185       40 - 128     39 - 95       42 - 74        45 - 60       49 - 49
M-2              WAL (yrs)                10.25          6.97         5.24          4.36           3.97          3.90
                 First Payment Date       8/25/2009      1/25/2008    11/25/2007    12/25/2007     2/ 25/2008    4/25/2008
                 Expected Final Maturity  2/25/2020      5/25/2015    8/ 25/2012    11/25/2010     9/ 25/2009    10/25/2008
                 Window                   59 - 185       40 - 128     38 - 95       39 - 74        41 - 60       43 - 49
M-3              WAL (yrs)                10.25          6.97         5.23          4.31           3.84          3.64
                 First Payment Date       8/25/2009      1/25/2008    10/25/2007    12/25/2007     1/ 25/2008    2/25/2008
                 Expected Final Maturity  2/25/2020      5/25/2015    8/ 25/2012    11/25/2010     9/ 25/2009    10/25/2008
                 Window                   59 - 185       40 - 128     37 - 95       39 - 74        40 - 60       41 - 49
B-1              WAL (yrs)                10.25          6.97         5.22          4.28           3.79          3.55
                 First Payment Date       8/25/2009      1/25/2008    10/25/2007    11/25/2007     12/25/2007    1/25/2008
                 Expected Final Maturity  2/25/2020      5/25/2015    8/ 25/2012    11/25/2010     9/ 25/2009    10/25/2008
                 Window                   59 - 185       40 - 128     37 - 95       38 - 74        39 - 60       40 - 49
B-2              WAL (yrs)                10.25          6.97         5.22          4.28           3.77          3.49
                 First Payment Date       8/25/2009      1/25/2008    10/25/2007    11/25/2007     11/25/2007    12/25/2007
                 Expected Final Maturity  2/25/2020      5/25/2015    8/ 25/2012    11/25/2010     9/ 25/2009    10/25/2008
                 Window                   59 - 185       40 - 128     37 - 95       38 - 74        38 - 60       39 - 49
B-3              WAL (yrs)                10.23          6.96         5.21          4.25           3.73          3.44
                 First Payment Date       8/25/2009      1/25/2008    10/25/2007    10/25/2007     11/25/2007    11/25/2007
                 Expected Final Maturity  2/25/2020      5/25/2015    8/ 25/2012    11/25/2010     9/ 25/2009    10/25/2008
                 Window                   59 - 185       40 - 128     37 - 95       37 - 74        38 - 60       38 - 49

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

PPC (%)                                   50             75           100           125            150           175
A-2             WAL (yrs)                 5.85           4.04         3.00          2.30           1.78          1.33
                First Payment Date        10/25/2004     10/25/2004   10/25/2004    10/25/2004     10/25/2004    10/25/2004
                Expected Final Maturity   3/25/2032      3/25/2027    3/ 25/2022    8/25/2018      12/25/2015    1/25/2014
                Window                    1 - 330        1 - 270      1 - 210       1 - 167        1 - 135       1 - 112
M-1             WAL (yrs)                 11.11          7.67         5.80          4.91           4.66          5.18
                First Payment Date        8/25/2009      1/25/2008    12/25/2007    3/25/2008      6/ 25/2008    12/25/2008
                Expected Final Maturity   5/25/2029      4/25/2023    10/25/2018    10/25/2015     9/ 25/2013    2/25/2012
                Window                    59 - 296       40 - 223     39 - 169      42 - 133       45 - 108      51 - 89
M-2             WAL (yrs)                 11.02          7.58         5.71          4.73           4.27          4.16
                First Payment Date        8/25/2009      1/25/2008    11/25/2007    12/25/2007     2/ 25/2008    4/25/2008
                Expected Final Maturity   10/25/2027     9/25/2021    7/ 25/2017    10/25/2014     11/25/2012    6/25/2011
                Window                    59 - 277       40 - 204     38 - 154      39 - 121       41 - 98       43 - 81
M-3             WAL (yrs)                 10.90          7.47         5.61          4.62           4.08          3.85
                First Payment Date        8/25/2009      1/25/2008    10/25/2007    12/25/2007     1/ 25/2008    2/25/2008
                Expected Final Maturity   7/25/2025      8/25/2019    11/25/2015    6/25/2013      10/25/2011    7/25/2010
                Window                    59 - 250       40 - 179     37 - 134      39 - 105       40 - 85       41 - 70
B-1             WAL (yrs)                 10.79          7.38         5.53          4.53           3.99          3.72
                First Payment Date        8/25/2009      1/25/2008    10/25/2007    11/25/2007     12/25/2007    1/25/2008
                Expected Final Maturity   5/25/2024      8/25/2018    2/ 25/2015    11/25/2012     4/ 25/2011    2/25/2010
                Window                    59 - 236       40 - 167     37 - 125      38 - 98        39 - 79       40 - 65
B-2             WAL (yrs)                 10.63          7.26         5.43          4.45           3.90          3.61
                First Payment Date        8/25/2009      1/25/2008    10/25/2007    11/25/2007     11/25/2007    12/25/2007
                Expected Final Maturity   2/25/2023      8/25/2017    5/ 25/2014    4/25/2012      10/25/2010    10/25/2009
                Window                    59 - 221       40 - 155     37 - 116      38 - 91        38 - 73       39 - 61
B-3             WAL (yrs)                 10.34          7.04         5.27          4.30           3.77          3.48
                First Payment Date        8/25/2009      1/25/2008    10/25/2007    10/25/2007     11/25/2007    11/25/2007
                Expected Final Maturity   8/25/2021      6/25/2016    6/ 25/2013    7/25/2011      3/ 25/2010    4/25/2009
                Window                    59 - 203       40 - 141     37 - 105      37 - 82        38 - 66       38 - 55

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


CPR Sensitivity
To CALL

CPR (%)                                                      20                  25                 30
A-2                      WAL (yrs)                           3.35                2.63               2.09
                         First Payment Date                  10/25/2004          10/25/2004         10/25/2004
                         Expected Final Maturity             6/25/2014           6/25/2012          1/25/2011
                         Window                              1 - 117             1 - 93             1 - 76
M-1                      WAL (yrs)                           6.37                5.16               4.54
                         First Payment Date                  10/25/2007          12/25/2007         3/25/2008
                         Expected Final Maturity             6/25/2014           6/25/2012          1/25/2011
                         Window                              37 - 117            39 - 93            42 - 76
M-2                      WAL (yrs)                           6.37                5.13               4.42
                         First Payment Date                  10/25/2007          11/25/2007         12/25/2007
                         Expected Final Maturity             6/25/2014           6/25/2012          1/25/2011
                         Window                              37 - 117            38 - 93            39 - 76
M-3                      WAL (yrs)                           6.37                5.12               4.37
                         First Payment Date                  10/25/2007          11/25/2007         12/25/2007
                         Expected Final Maturity             6/25/2014           6/25/2012          1/25/2011
                         Window                              37 - 117            38 - 93            39 - 76
B-1                      WAL (yrs)                           6.37                5.11               4.34
                         First Payment Date                  10/25/2007          10/25/2007         11/25/2007
                         Expected Final Maturity             6/25/2014           6/25/2012          1/25/2011
                         Window                              37 - 117            37 - 93            38 - 76
B-2                      WAL (yrs)                           6.37                5.1                4.34
                         First Payment Date                  10/25/2007          10/25/2007         11/25/2007
                         Expected Final Maturity             6/25/2014           6/25/2012          1/25/2011
                         Window                              37 - 117            37 - 93            38 - 76
B-3                      WAL (yrs)                           6.36                5.09               4.32
                         First Payment Date                  10/25/2007          10/25/2007         10/25/2007
                         Expected Final Maturity             6/25/2014           6/25/2012          1/25/2011
                         Window                              37 - 117            37 - 93            37 - 76


CPR Sensitivity
To MATURITY

CPR (%)                                                           20                   25                  30
A-2                     WAL (yrs)                                 3.65                 2.86                2.29
                        First Payment Date                        10/25/2004           10/25/2004          10/25/2004
                        Expected Final Maturity                   11/25/2025           12/25/2021          12/25/2018
                        Window                                    1 - 254              1 - 207             1 - 171
M-1                     WAL (yrs)                                 7.03                 5.69                4.97
                        First Payment Date                        10/25/2007           12/25/2007          3/25/2008
                        Expected Final Maturity                   12/25/2021           7/25/2018           1/25/2016
                        Window                                    37 - 207             39 - 166            42 - 136
M-2                     WAL (yrs)                                 6.95                 5.59                4.8
                        First Payment Date                        10/25/2007           11/25/2007          12/25/2007
                        Expected Final Maturity                   6/25/2020            4/25/2017           1/25/2015
                        Window                                    37 - 189             38 - 151            39 - 124
M-3                     WAL (yrs)                                 6.85                 5.49                4.68
                        First Payment Date                        10/25/2007           11/25/2007          12/25/2007
                        Expected Final Maturity                   6/25/2018            9/25/2015           9/25/2013
                        Window                                    37 - 165             38 - 132            39 - 108
B-1                     WAL (yrs)                                 6.76                 5.41                4.59
                        First Payment Date                        10/25/2007           10/25/2007          11/25/2007
                        Expected Final Maturity                   7/25/2017            11/25/2014          1/25/2013
                        Window                                    37 - 154             37 - 122            38 - 100
B-2                     WAL (yrs)                                 6.65                 5.31                4.51
                        First Payment Date                        10/25/2007           10/25/2007          11/25/2007
                        Expected Final Maturity                   8/25/2016            3/25/2014           6/25/2012
                        Window                                    37 - 143             37 - 114            38 - 93
B-3                     WAL (yrs)                                 6.44                 5.15                4.36
                        First Payment Date                        10/25/2007           10/25/2007          10/25/2007
                        Expected Final Maturity                   7/25/2015            4/25/2013           9/25/2011
                        Window                                    37 - 130             37 - 103            37 - 84


Breakeven CDR Analysis
----------------------



--------------------------------------------------------------------------------
Assumptions:
------------

PPC: 100%

Triggers in effect (i.e., Triggers Failing)


Forward LIBOR

Lag to Recovery: 12 Months

Loss Severity: 50%

To Maturity
--------------------------------------------------------------------------------


Class             CDR          Cumulative Loss  (1)
-----             ---          --------------------

 M-1              14.465%             17.71%

 M-2              10.279%             13.78%


 M-3               9.092%             12.53%

 B-1               8.173%             11.51%

 B-2               7.345%             10.56%

 B-3               6.749%              9.84%

(1)     As a percentage of the mortgage loan balance as of the Cut-off Date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date     A-2 Cap (%)    M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
                       Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360

October 2004                10.00           9.50           9.50           9.50           9.50           9.50           9.50
November 2004               10.00           9.50           9.50           9.50           9.50           9.50           9.50
December 2004               10.00           9.50           9.50           9.50           9.50           9.50           9.50
January 2005                10.00           9.50           9.50           9.50           9.50           9.50           9.50
February 2005               10.00           9.50           9.50           9.50           9.50           9.50           9.50
March 2005                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
April 2005                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
May 2005                    10.00           9.50           9.50           9.50           9.50           9.50           9.50
une 2005 J                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
July 2005                   10.00           9.50           9.50           9.50           9.50           9.50           9.50
August 2005                 10.00           9.50           9.50           9.50           9.50           9.50           9.50
September 2005              10.00           9.50           9.50           9.50           9.50           9.50           9.50
October 2005                10.00           9.50           9.50           9.50           9.50           9.50           9.50
November 2005               10.00           9.50           9.50           9.50           9.50           9.50           9.50
December 2005               10.00           9.50           9.50           9.50           9.50           9.50           9.50
January 2006                10.00           9.50           9.50           9.50           9.50           9.50           9.50
February 2006               10.00           9.50           9.50           9.50           9.50           9.50           9.50
March 2006                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
April 2006                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
May 2006                    10.00           9.50           9.50           9.50           9.50           9.50           9.50
J une 2006                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
July 2006                   10.00           9.50           9.50           9.50           9.50           9.50           9.50
August 2006                 10.00           9.50           9.50           9.50           9.50           9.50           9.50
September 2006              10.00           9.50           9.50           9.50           9.50           9.50           9.50
October 2006                10.00           9.50           9.50           9.50           9.50           9.50           9.50
November 2006               10.00           9.50           9.50           9.50           9.50           9.50           9.50
December 2006               10.00           9.50           9.50           9.50           9.50           9.50           9.50
January 2007                10.00           9.50           9.50           9.50           9.50           9.50           9.50
February 2007               10.00           9.50           9.50           9.50           9.50           9.50           9.50
March 2007                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
April 2007                  10.00           9.50           9.50           9.50           9.50           9.50           9.50
May 2007                    10.00           9.50           9.50           9.50           9.50           9.50           9.50
June 2007                   10.00           9.50           9.50           9.50           9.50           9.50           9.50
July 2007                   10.63           9.74           9.74           9.74           9.74           9.74           9.74
August 2007                 10.36           9.49           9.49           9.49           9.49           9.49           9.49



1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes.
Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock
Exchange.


BARCLAYS



                                   24

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date     A-2 Cap (%)    M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
                       Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
September 2007              10.39           9.49           9.49           9.49           9.49           9.49           9.49
October 2007                29.46           9.80           9.80           9.80           9.80           9.80           9.80
November 2007               12.29           9.49           9.49           9.49           9.49           9.49           9.49
December 2007               12.84           9.85           9.85           9.85           9.85           9.85           9.85
January 2008                12.93          10.24          10.24          10.24          10.24          10.24          10.24
February 2008               12.91          10.27          10.27          10.27          10.27          10.27          10.27
March 2008                  13.79          10.98          10.98          10.98          10.98          10.98          10.98
April 2008                  12.90          10.27          10.27          10.27          10.27          10.27          10.27
May 2008                    13.33          10.61          10.61          10.61          10.61          10.61          10.61
June 2008                   12.96          10.28          10.28          10.28          10.28          10.28          10.28
July 2008                   13.58          10.95          10.95          10.95          10.95          10.95          10.95
August 2008                 13.14          10.61          10.61          10.61          10.61          10.61          10.61
September 2008              13.14          10.61          10.61          10.61          10.61          10.61          10.61
October 2008                13.58          10.96          10.96          10.96          10.96          10.96          10.96
November 2008               13.14          10.61          10.61          10.61          10.61          10.61          10.61
December 2008               13.64          10.97          10.97          10.97          10.97          10.97          10.97
January 2009                13.39          10.94          10.94          10.94          10.94          10.94          10.94
February 2009               13.39          10.95          10.95          10.95          10.95          10.95          10.95
March 2009                  14.82          12.12          12.12          12.12          12.12          12.12          12.12
April 2009                  13.38          10.95          10.95          10.95          10.95          10.95          10.95
May 2009                    13.83          11.31          11.31          11.31          11.31          11.31          11.31
June 2009                   13.38          10.95          10.95          10.95          10.95          10.95          10.95
July 2009                   13.83          11.31          11.31          11.31          11.31          11.31          11.31
August 2009                 13.38          10.94          10.94          10.94          10.94          10.94          10.94
September 2009              13.38          10.94          10.94          10.94          10.94          10.94          10.94
October 2009                13.82          11.31          11.31          11.31          11.31          11.31          11.31
November 2009               13.38          10.94          10.94          10.94          10.94          10.94          10.94
December 2009               13.82          11.30          11.30          11.30          11.30          11.30          11.30
January 2010                13.37          10.94          10.94          10.94          10.94          10.94          10.94
February 2010               13.37          10.94          10.94          10.94          10.94          10.94          10.94
March 2010                  14.81          12.11          12.11          12.11          12.11          12.11          12.11
April 2010                  13.37          10.94          10.94          10.94          10.94          10.94          10.94
May 2010                    13.82          11.30          11.30          11.30          11.30          11.30          11.30
June 2010                   13.37          10.93          10.93          10.93          10.93          10.93          10.93
July 2010                   13.82          11.30          11.30          11.30          11.30          11.30          11.30
August 2010                 13.37          10.93          10.93          10.93          10.93          10.93          10.93


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes.
Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock
Exchange.


BARCLAYS




                                       25

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date     A-2 Cap (%)    M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
                       Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360

September 2010              13.37          10.93          10.93          10.93          10.93          10.93          10.93
October 2010                13.81          11.29          11.29          11.29          11.29          11.29          11.29
November 2010               13.37          10.93          10.93          10.93          10.93          10.93          10.93
December 2010               13.81          11.29          11.29          11.29          11.29          11.29          11.29
January 2011                13.36          10.93          10.93          10.93          10.93          10.93          10.93
February 2011               13.36          10.93          10.93          10.93          10.93          10.93          10.93
March 2011                  14.79          12.10          12.10          12.10          12.10          12.10          12.10
April 2011                  13.36          10.92          10.92          10.92          10.92          10.92          10.92
May 2011                    13.81          11.29          11.29          11.29          11.29          11.29          11.29
June 2011                   13.36          10.92          10.92          10.92          10.92          10.92          10.92
July 2011                   13.81          11.29          11.29          11.29          11.29          11.29          11.29
August 2011                 13.36          10.92          10.92          10.92          10.92          10.92          10.92
September 2011              13.36          10.92          10.92          10.92          10.92          10.92          10.92
October 2011                13.80          11.28          11.28          11.28          11.28          11.28          11.28
November 2011               13.36          10.92          10.92          10.92          10.92          10.92          10.92
December 2011               13.80          11.28          11.28          11.28          11.28          11.28          11.28
January 2012                13.36          10.92          10.92          10.92          10.92          10.92          10.92
February 2012               13.36          10.91          10.91          10.91          10.91          10.91          10.91
March 2012                  14.28          11.67          11.67          11.67          11.67          11.67          11.67
April 2012                  13.35          10.91          10.91          10.91          10.91          10.91          10.91
May 2012                    11.85          11.28          11.28          11.28          11.28          11.28          11.28
June 2012                   11.47          10.91          10.91          10.91          10.91          10.91          10.91
July 2012                   11.87          11.27          11.27          11.27          11.27          11.27          11.27
August 2012                 11.51          10.91          10.91          10.91          10.91          10.91          10.91
September 2012              11.53          10.91          10.91          10.91          10.91          10.91          10.91
October 2012                11.93          11.27          11.27          11.27          11.27          11.27          11.27
November 2012               11.56          10.91          10.91          10.91          10.91          10.91          10.91
December 2012               11.97          11.27          11.27          11.27          11.27          11.27          11.27
January 2013                11.61          10.91          10.91          10.91          10.91          10.91          10.91
February 2013               11.63          10.90          10.90          10.90          10.90          10.90          10.90
March 2013                  12.90          12.07          12.07          12.07          12.07          12.07          12.07
April 2013                  11.67          10.90          10.90          10.90          10.90          10.90          10.90
May 2013                    12.08          11.27          11.27          11.27          11.27          11.27          11.27
June 2013                   11.72          10.90          10.90          10.90          10.90          10.90          10.90


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes.
Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock
Exchange.


BARCLAYS




                                       26

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date     A-2 Cap (%)    M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
                       Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
July 2013                   12.13          11.26          11.26          11.26          11.26          11.26          11.26
August 2013                 11.76          10.90          10.90          10.90          10.90          10.90          10.90
September 2013              11.79          10.90          10.90          10.90          10.90          10.90             --
October 2013                12.21          11.26          11.26          11.26          11.26          11.26             --
November 2013               11.84          10.90          10.90          10.90          10.90          10.90             --
December 2013               12.27          11.26          11.26          11.26          11.26          11.26             --
January 2014                11.90          10.90          10.90          10.90          10.90          10.90             --
February 2014               11.93          10.90          10.90          10.90          10.90          10.90             --
March 2014                  13.24          12.06          12.06          12.06          12.06          12.06             --
April 2014                  11.99          10.89          10.89          10.89          10.89          10.89             --
May 2014                    12.42          11.26          11.26          11.26          11.26          11.26             --
June 2014                   12.05          10.89          10.89          10.89          10.89          10.89             --
July 2014                   12.49          11.25          11.25          11.25          11.25             --             --
August 2014                 12.12          10.89          10.89          10.89          10.89             --             --
September 2014              12.15          10.89          10.89          10.89          10.89             --             --
October 2014                12.59          11.25          11.25          11.25          11.25             --             --
November 2014               12.22          10.89          10.89          10.89          10.89             --             --
December 2014               12.67          11.25          11.25          11.25          11.25             --             --
January 2015                12.30          10.89          10.89          10.89          10.89             --             --
February 2015               12.34          10.89          10.89          10.89          10.89             --             --
March 2015                  13.70          12.05          12.05          12.05          12.05             --             --
April 2015                  12.42          10.89          10.89          10.89          10.89             --             --
May 2015                    12.88          11.25          11.25          11.25             --             --             --
June 2015                   12.51          10.88          10.88          10.88             --             --             --
July 2015                   12.97          11.25          11.25          11.25             --             --             --
August 2015                 12.60          10.88          10.88          10.88             --             --             --
September 2015              12.64          10.88          10.88          10.88             --             --             --
October 2015                13.12          11.24          11.24          11.24             --             --             --
November 2015               12.74          10.88          10.88          10.88             --             --             --
December 2015               13.22          11.24          11.24          11.24             --             --             --
January 2016                12.85          10.88          10.88          10.88             --             --             --
February 2016               12.90          10.88          10.88             --             --             --             --
March 2016                  13.85          11.63          11.63             --             --             --             --
April 2016                  13.01          10.88          10.88             --             --             --             --



1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes.
Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock
Exchange.


BARCLAYS




                                       27

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date     A-2 Cap (%)    M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
                       Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
May 2016                    13.51          11.24          11.24             --             --             --             --
June 2016                   13.13          10.88          10.88             --             --             --             --
July 2016                   13.63          11.24          11.24             --             --             --             --
August 2016                 13.26          10.88          10.88             --             --             --             --
September 2016              13.32          10.88          10.88             --             --             --             --
October 2016                13.83          11.24          11.24             --             --             --             --
November 2016               13.45          10.88          10.88             --             --             --             --
December 2016               13.98          11.24          11.24             --             --             --             --
January 2017                13.60          10.87          10.87             --             --             --             --
February 2017               13.67          10.87          10.87             --             --             --             --
March 2017                  15.22          12.04          12.04             --             --             --             --
April 2017                  13.82          10.87          10.87             --             --             --             --
May 2017                    14.37          11.24          11.24             --             --             --             --
June 2017                   13.99          10.87          10.87             --             --             --             --
July 2017                   14.54          11.23          11.23             --             --             --             --
August 2017                 14.16          10.87          10.87             --             --             --             --
September 2017              14.25          10.87          10.87             --             --             --             --
October 2017                14.81          11.23             --             --             --             --             --
November 2017               14.43          10.87             --             --             --             --             --
December 2017               15.01          11.23             --             --             --             --             --
January 2018                14.62          10.87             --             --             --             --             --
February 2018               14.73          10.87             --             --             --             --             --
March 2018                  16.42          12.03             --             --             --             --             --
April 2018                  14.94          10.87             --             --             --             --             --
May 2018                    15.55          11.23             --             --             --             --             --
June 2018                   15.16          10.87             --             --             --             --             --
July 2018                   15.78          11.23             --             --             --             --             --
August 2018                 15.39          10.87             --             --             --             --             --
September 2018              15.51          10.87             --             --             --             --             --
October 2018                16.16          11.23             --             --             --             --             --
November 2018               15.77          10.87             --             --             --             --             --
December 2018               16.43          11.23             --             --             --             --             --
January 2019                16.04          10.87             --             --             --             --             --
February 2019               16.21             --             --             --             --             --             --



1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes.
Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock
Exchange.


BARCLAYS


                                       28

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------



                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date     A-2 Cap (%)    M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
                       Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
March 2019                  18.19             --             --             --             --             --             --
April 2019                  16.67             --             --             --             --             --             --
May 2019                    17.48             --             --             --             --             --             --
June 2019                   17.17             --             --             --             --             --             --
July 2019                   18.03             --             --             --             --             --             --
August 2019                 17.74             --             --             --             --             --             --
September 2019              18.05             --             --             --             --             --             --
October 2019                19.00             --             --             --             --             --             --
November 2019               18.74             --             --             --             --             --             --
December 2019               19.75             --             --             --             --             --             --
January 2020                19.51             --             --             --             --             --             --
February 2020               19.94             --             --             --             --             --             --
March 2020                  21.81             --             --             --             --             --             --
April 2020                  20.90             --             --             --             --             --             --
May 2020                    22.15             --             --             --             --             --             --
June 2020                   22.02             --             --             --             --             --             --
July 2020                   23.40             --             --             --             --             --             --
August 2020                 23.34             --             --             --             --             --             --
September 2020              24.08             --             --             --             --             --             --
October 2020                25.74             --             --             --             --             --             --
November 2020               25.81             --             --             --             --             --             --
December 2020               27.70             --             --             --             --             --             --
January 2021                27.92             --             --             --             --             --             --
February 2021               29.16             --             --             --             --             --             --
March 2021                  33.83             --             --             --             --             --             --
April 2021                  32.13             --             --             --             --             --             --
May 2021                    35.06             --             --             --             --             --             --
June 2021                   36.00             --             --             --             --             --             --
July 2021                   39.69             --             --             --             --             --             --
August 2021                 41.25             --             --             --             --             --             --
September 2021              44.63             --             --             --             --             --             --
October 2021                50.37             --             --             --             --             --             --
November 2021               53.84             --             --             --             --             --             --




1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate
Balance. This includes any payments made from the applicable Interest Rate Cap
Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.



--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the
"Securities") to be issued by Securitized Asset Backed Receivables LLC Trust
2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes.
Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission
("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The
Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities.
The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock
Exchange.


BARCLAYS



                                       29

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date     A-2 Cap (%)    M-1 Cap (%)    M-2 Cap (%)    M-3 Cap (%)    B-1 Cap (%)    B-2 Cap (%)    B-3 Cap (%)
-----------------     -----------    -----------    -----------    -----------    -----------    -----------    -----------
                       Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360     Actual/360
December 2021               62.32             --             --             --             --             --             --
January 2022                68.81             --             --             --             --             --             --
February 2022               80.47             --             --             --             --             --             --
March 2022                 107.86             --             --             --             --             --             --
April 2022                 124.34             --             --             --             --             --             --
May 2022                   179.44             --             --             --             --             --             --
June 2022                  293.05             --             --             --             --             --             --
July 2022                       *             --             --             --             --             --             --
August 2022                    --             --             --             --             --             --             --

*On the distribution date in July 2022, the Class A-2 Certificate Balance will be $12,331 and is paid $28,308 in interest

1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                 September 14, 2004

Securitized Asset Backed Receivables LLC Trust 2004-DO2

--------------------------------------------------------------------------------


                           Interest Rate Cap Schedules

                         Class A-2 Cap Notional Balance
                         ------------------------------


Distribution Date   Balance ($)          Strike (%)      Ceiling (%)       Index Rate
                                                                           Multiplier

October 2004       1,947,500.00             7.28             9.64            10.00
November 2004      1,898,279.82             6.05             9.64            10.00
December 2004      1,849,609.05             6.27             9.64            10.00
January 2005       1,801,465.76             6.06             9.64            10.00
February 2005      1,753,828.88             6.06             9.64            10.00
March 2005         1,706,680.26             6.76             9.64            10.00
April 2005         1,660,004.73             6.08             9.64            10.00
May 2005           1,613,790.04             6.30             9.64            10.00
June 2005          1,568,026.84             6.09             9.64            10.00
July 2005          1,522,708.63             6.31             9.64            10.00
August 2005        1,477,831.69             6.10             9.64            10.00
September 2005     1,433,395.02             6.11             9.64            10.00
October 2005       1,389,611.75             6.33             9.64            10.00
November 2005      1,346,608.33             6.12             9.64            10.00
December 2005      1,304,633.92             6.35             9.64            10.00
January 2006       1,263,664.03             6.14             9.64            10.00
February 2006      1,223,674.77             6.15             9.64            10.00
March 2006         1,184,642.81             6.85             9.64            10.00
April 2006         1,146,545.37             6.17             9.64            10.00
May 2006           1,109,360.22             6.39             9.64            10.00
June 2006          1,073,065.63             6.61             9.64            10.00
July 2006          1,037,727.58             8.01             9.64            10.00
August 2006        1,003,445.95             7.88             9.64            10.00
September 2006       970,003.49             7.89             9.64            10.00
October 2006         937,355.86             8.18             9.64            10.00
November 2006        905,484.28             7.92             9.64            10.00
December 2006        874,370.39             8.36             9.64            10.00
January 2007         844,014.60             8.47             9.64            10.00
February 2007        814,424.78             8.53             9.64            10.00
March 2007           785,542.53             9.51             9.64            10.00
April 2007           757,346.00             8.57             9.64            10.00
May 2007             729,818.99             8.89             9.64            10.00
June 2007            702,945.68             8.94             9.64            10.00
July 2007                    --               --               --               --


                          Class M Cap Notional Balance
                          ----------------------------


October 2004       2,560,800.00             6.49             8.56            10.00
November 2004      2,560,800.00             5.29             8.56            10.00
December 2004      2,560,800.00             5.50             8.56            10.00
January 2005       2,560,800.00             5.29             8.56            10.00
February 2005      2,560,800.00             5.29             8.56            10.00
March 2005         2,560,800.00             5.96             8.56            10.00
April 2005         2,560,800.00             5.29             8.56            10.00
May 2005           2,560,800.00             5.50             8.56            10.00
June 2005          2,560,800.00             5.29             8.56            10.00
July 2005          2,560,800.00             5.50             8.56            10.00
August 2005        2,560,800.00             5.29             8.56            10.00
September 2005     2,560,800.00             5.29             8.56            10.00
October 2005       2,560,800.00             5.50             8.56            10.00
November 2005      2,560,800.00             5.29             8.56            10.00
December 2005      2,560,800.00             5.50             8.56            10.00
January 2006       2,560,800.00             5.29             8.56            10.00
February 2006      2,560,800.00             5.29             8.56            10.00
March 2006         2,560,800.00             5.96             8.56            10.00
April 2006         2,560,800.00             5.29             8.56            10.00
May 2006           2,560,800.00             5.50             8.56            10.00
June 2006          2,560,800.00             5.41             8.56            10.00
July 2006          2,560,800.00             6.82             8.56            10.00
August 2006        2,560,800.00             6.62             8.56            10.00
September 2006     2,560,800.00             6.62             8.56            10.00
October 2006       2,560,800.00             6.88             8.56            10.00
November 2006      2,560,800.00             6.62             8.56            10.00
December 2006      2,560,800.00             6.92             8.56            10.00
January 2007       2,560,800.00             7.05             8.56            10.00
February 2007      2,560,800.00             7.07             8.56            10.00
March 2007         2,560,800.00             7.92             8.56            10.00
April 2007         2,560,800.00             7.07             8.56            10.00
May 2007           2,560,800.00             7.33             8.56            10.00
June 2007          2,560,800.00             7.14             8.56            10.00
July 2007                    --               --               --               --


                          Class B Cap Notional Balance
                          ----------------------------


October 2004         696,300.00             5.08             7.15            10.00
November 2004        696,300.00             3.88             7.15            10.00
December 2004        696,300.00             4.09             7.15            10.00
January 2005         696,300.00             3.88             7.15            10.00
February 2005        696,300.00             3.88             7.15            10.00
March 2005           696,300.00             4.55             7.15            10.00
April 2005           696,300.00             3.88             7.15            10.00
May 2005             696,300.00             4.09             7.15            10.00
June 2005            696,300.00             3.88             7.15            10.00
July 2005            696,300.00             4.09             7.15            10.00
August 2005          696,300.00             3.88             7.15            10.00
September 2005       696,300.00             3.88             7.15            10.00
October 2005         696,300.00             4.09             7.15            10.00
November 2005        696,300.00             3.88             7.15            10.00
December 2005        696,300.00             4.09             7.15            10.00
January 2006         696,300.00             3.88             7.15            10.00
February 2006        696,300.00             3.88             7.15            10.00
March 2006           696,300.00             4.55             7.15            10.00
April 2006           696,300.00             3.88             7.15            10.00
May 2006             696,300.00             4.09             7.15            10.00
June 2006            696,300.00             4.00             7.15            10.00
July 2006            696,300.00             5.41             7.15            10.00
August 2006          696,300.00             5.21             7.15            10.00
September 2006       696,300.00             5.21             7.15            10.00
October 2006         696,300.00             5.47             7.15            10.00
November 2006        696,300.00             5.21             7.15            10.00
December 2006        696,300.00             5.51             7.15            10.00
January 2007         696,300.00             5.64             7.15            10.00
February 2007        696,300.00             5.66             7.15            10.00
March 2007           696,300.00             6.51             7.15            10.00
April 2007           696,300.00             5.66             7.15            10.00
May 2007             696,300.00             5.92             7.15            10.00
June 2007            696,300.00             5.73             7.15            10.00
July 2007                    --               --               --               --


--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS




                                       31